BLACKROCK FUNDS II

BlackRock Low Duration Bond Portfolio
BlackRock Shares
(the “Low Duration Fund”)

BlackRock Core Bond Portfolio
BlackRock Shares
(the “Core Bond Fund”)

(each, a “Fund” and together the “Funds”)

Supplement dated November 21, 2014 to the Prospectus dated January 28, 2014

Effective immediately, BlackRock Advisors, LLC (“BlackRock”) has agreed to reduce the management fees payable by the Funds to BlackRock, the Funds’ investment manager, and has agreed contractually to cap certain expenses of BlackRock Shares of the Funds. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if a Fund’s total annual fund operating expenses, excluding certain expenses described in the Prospectus, exceed a certain limit. These contractual expenses caps replace BlackRock’s contractual and voluntary expense caps with respect to BlackRock Shares of the Funds. Accordingly, the Funds’ Prospectus is amended as follows:

The fee table and example under the section of the Prospectus entitled “Key Facts About BlackRock Low Duration Bond Portfolio — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	BlackRock Shares

Management Fee	0.34%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.16%
Interest Expense	0.04%
Miscellaneous Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.50%
Fee Waivers and/or Expense Reimbursements[1]	(0.06)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.44%

[1]

As described in the “Management of the Funds” section on page 39, BlackRock has contractually agreed to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.40% of average daily net assets until January 31, 2017. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$45	$148	$267	$616

The fee table and example under the section of the Prospectus entitled “Key Facts About BlackRock Core Bond Portfolio — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	BlackRock Shares

Management Fee	0.34%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.15%
Interest Expense	0.03%
Miscellaneous Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.49%
Fee Waivers and/or Expense Reimbursements[1]	(0.06)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.43%

[1]

As described in the “Management of the Funds” section on page 39, BlackRock has contractually agreed to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.40% of average daily net assets until January 31, 2017. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$44	$145	$262	$604

The table immediately below the sixth paragraph in the section of the Prospectus entitled “Management of the Funds — BlackRock” solely as it relates to the Funds is replaced with the following:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.350%
$1 billion — $2 billion	0.340%
$2 billion — $3 billion	0.330%
Greater than $3 billion	0.320%

The seventh and eighth paragraphs in the section of the Prospectus entitled “Management of the Funds —BlackRock” are deleted and replaced with the following:

BlackRock has contractually agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Funds as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Funds’ investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Funds’ business, if any) of each share class of each Fund at the levels shown both below and in the Fund’s fees and expenses table in the Fund Overview section of this prospectus). Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to each Fund’s BlackRock Shares, BlackRock has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (for BlackRock Shares) to the amounts noted in the table below.

The table immediately following the eighth paragraph in the section of the Prospectus entitled “Management of the Funds — BlackRock” as it relates solely to the Funds is replaced with the following:

Contractual Caps[1] on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Low Duration Fund	0.40%
Core Bond Fund	0.40%

*	As a percentage of average daily net assets.
[1]

The contractual caps are in effect until January 31, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

PRO-BD4-BLK-1114SUP